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Exhibit 12.2

Certification Pursuant To Section 302 Of The Sarbanes-Oxley Act Of 2002

        I, Ramón Tarrago, certify that:

  1.
  I have reviewed this annual report on Form 20-F of TRICOM, S.A.;

  2.
  Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

  3.
  Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of TRICOM, S.A. as of, and for, the periods presented in this annual report;

  4.
  TRICOM S.A.'s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-(e)) for TRICOM, S.A. and we have:

  a)
  designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to TRICOM, S.A., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

  b)
  evaluated the effectiveness of TRICOM, S.A's disclosure controls and procedures and presented in this annual report our conclusion about the effectiveness of the disclosures controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

  c)
  disclosed in this report any change in TRICOM S.A's internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, TRICOM S.A's internal control over financial reporting; and

  5.
  TRICOM, S.A.'s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to TRICOM, S.A's auditors and the audit committee of TRICOM, S.A.'s board of directors (or persons performing the equivalent function):

  a)
  all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect TRICOM, S.A.'s ability to record, process, summarize and report financial information; and

  b)
  any fraud, whether or not material, that involves management or other employees who have a significant role in TRICOM, S.A.'s internal control over financial reporting.

Date: April 29, 2004

/s/ RAMON TARRAGO Ramón Tarrago Chief Financial Officer and Vice President of International Division

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Certification Pursuant To Section 302 Of The Sarbanes-Oxley Act Of 2002